UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2018

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2018, the Federal Home Loan Bank of Des Moines (the "Bank") issued a member announcement of action by its Board of Directors (the "Board") to declare a third quarter 2018 cash dividend for both the average activity-based capital stock and average membership capital stock outstanding during the quarter. The annualized dividend rate approved was 5.75 percent for activity-based capital stock and 3.25 percent for membership capital stock, unchanged from the prior quarter. The effective combined annualized dividend rate for the Bank on both subclasses of capital stock outstanding was 5.26 percent. A copy of the member announcement is attached as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Certain Member and Independent Directors

On November 7, 2018, the Bank declared certain individuals elected in the Bank's 2018 election of directors (the “2018 Director Election”) with each term to commence January 1, 2019. The Board is comprised of member directors and independent directors who are elected by the Bank's members, as discussed under "Item 10 - Directors, Executive Officers, and Corporate Governance" of the Bank's 2017 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2018 (the “2017 Annual Report”).

After reviewing the results of the 2018 Director Election, the Bank declared the following individuals elected as member directors:

David P. Bobbitt, chairman and chief executive officer of Community 1st Bank in Post Falls, Idaho. Mr. Bobbitt was re-elected to fill a member directorship designated for the State of Idaho for a four-year term ending December 31, 2022. Mr. Bobbitt was first elected as a director of the Federal Home Loan Bank of Seattle (the "Seattle Bank"), which merged with the Bank effective May 31, 2015 (the "Merger"), in 2012 and served on the Seattle Bank's Board until the Merger in 2015. Mr. Bobbitt currently serves on the Human Resources and Compensation Committee and Finance and Planning Committee.
Karl A. Bollingberg, senior vice president and director of lending for Alerus Financial, National Association in Grand Forks, North Dakota. Mr. Bollingberg was elected to fill a member directorship designated for the State of North Dakota for a four-year term ending December 31, 2022.
David J. Ferries, vice president of First Federal Bank & Trust in Sheridan, Wyoming. Mr. Ferries, was re-elected to fill a member directorship designated for the State of Wyoming for a four-year term ending December 31, 2022. Mr. Ferries was first elected as a director of the Seattle Bank in 2011 and served on the Seattle Bank’s Board until the Merger in 2015. Mr. Ferries currently serves on the Audit Committee, Housing and Community Investment Committee and Nominating Committee.
With respect to the aforesaid elections, the Bank issued a Current Report on Form 8-K on August 16, 2018 announcing that Messrs. Bobbitt, Bollingberg, and Ferries were the only eligible candidates who chose to stand for election and were therefore declared elected, in accordance with applicable regulations of the Federal Housing Finance Agency (the “Finance Agency”).
In addition, after reviewing the results of the 2018 Director Election, the Bank declared the following individuals elected as independent directors:

Michelle M. Keeley, Edina, MN, was re-elected to fill an independent directorship for a four-year term ending December 31, 2022. Ms. Keeley has served on the Board since January 1, 2015. Ms. Keeley currently serves on the Executive and Governance Committee, Finance and Planning Committee and Human Resources and Compensation Committee.
Elsie M. Meeks, Interior, SD, was re-elected to fill an independent directorship for a four-year term ending December 31, 2022. Ms. Meeks has served on the Board since January 1, 2015. Ms. Meeks currently serves on the Executive and Governance Committee, Audit Committee, Housing and Community Investment Committee and FHLBank System D&I Task Force.
The 2019 Board committees on which the above individuals will be named to serve have not yet been determined as of the date of this filing.

Compensation of Directors for 2019

The Bank expects to compensate all directors serving on its Board in 2019 in accordance with the Bank’s 2019 Director Fee Policy, attached as Exhibit 99.2 to this Current Report. Directors are also eligible to be reimbursed for reasonable travel, subsistence and other related expenses incurred in connection with service as a Bank director.

 Legal Framework for Director Election

The 2018 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act (the "Bank Act") and the related Finance Agency regulations. For a description of the Bank's director election process, see "Item 10 - Directors, Executive Officers, and Corporate Governance" of the Bank's 2017 Annual Report.

Certain Relationships, Related Transactions, and Director Independence

Pursuant to the Bank Act and Finance Agency regulations, the Bank's member directors serve as officers or directors of a member of the Bank. The Bank is a cooperative and conducts business primarily with its members, who are required to own capital stock in the Bank as a prerequisite to transacting certain business with the Bank. Subject to the Bank Act and Finance Agency regulations, the Bank also issues consolidated obligations through the Office of Finance, maintains a portfolio of short and long-term investments, enters into derivative transactions, and provides certain cash management and other services — in each case, with members, housing associates, or other third parties of which directors may serve as officers or directors. All such transactions are made in the ordinary course of the Bank's business and are subject to the same Bank policies as transactions with the Bank's members, housing associates, and third parties generally. For further information, see "Item 13 - Certain Relationships and Related Transactions, and Director Independence" of the Bank's 2017 Annual Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2018, the Bank tallied the voting results for the 2018 Director Election, which the Board reviewed as described in Item 5.02 of this Current Report. Complete voting results are included in the director election results attached as Exhibit 99.3 to this Current Report, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 8, 2018, the Bank issued announcements to its members concerning the information described in this Current Report. The announcements are attached as Exhibits 99.1 and Exhibit 99.3 to this Current Report. The information set forth under Items 2.02, 5.02 and 5.07 is also furnished pursuant to this Item 7.01.

The information contained in Exhibits 99.1, 99.2, and 99.3 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number 99.1        Member Announcement, dated November 8, 2018, issued by the Bank.
Exhibit Number 99.2        2019 Director Fee Policy
Exhibit Number 99.3        Director Election Results, dated November 8, 2018, issued by the Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

November 8, 2018	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Member Announcement
99.2	2019 Director Fee Policy
99.3	Director Election Results